Exhibit 99.1

Summary of Reportable Business Segments Under the New Segment Structure

The following tables present our segment operating results for our fiscal years ended April 30, 2023 and 2022 and the quarters ended therein under the new segment structure (in thousands):

	Three Months Ended July 30, 2022				Three Months Ended July 31, 2021
	UMS	LMS	MW	Total	UMS	LMS	MW	Total
Revenue	$67,775	$23,011	$17,730	$108,516	$67,056	$19,176	$14,777	$101,009
Gross margin	21,504	7,746	4,464	33,714	20,699	5,989	2,035	28,723

(Loss) income from operations	(3,698)	(1,031)	1,455	(3,274)	(9,064)	(463)	(2,586)	(12,113)
Acquisition-related expenses	304	—	31	335	2,248	251	755	3,254
Amortization of intangibles (1)	6,231	—	616	6,847	8,512	—	612	9,124
Adjusted income (loss) from operations	$2,837	$(1,031)	$2,102	$3,908	$1,696	$(212)	$(1,219)	$265

	Three Months Ended October 29, 2022				Three Months Ended October 30, 2021
	UMS	LMS	MW	Total	UMS	LMS	MW	Total
Revenue	$61,634	$31,101	$18,849	$111,584	$87,840	$18,418	$15,750	$122,008
Gross margin	7,903	12,636	5,351	25,890	31,648	6,222	4,585	42,455

(Loss) income from operations	(17,347)	2,004	1,029	(14,314)	2,759	47	533	3,339
Acquisition-related expenses	569	—	—	569	542	163	143	848
Amortization of intangibles (1)	7,250	—	592	7,842	9,650	—	672	10,322
Adjusted (loss) income from operations	$(9,528)	$2,004	$1,621	$(5,903)	$12,951	$210	$1,348	$14,509

	Three Months Ended January 28, 2023				Three Months Ended January 29, 2022
	UMS	LMS	MW	Total	UMS	LMS	MW	Total
Revenue	$92,329	$24,015	$18,051	$134,395	$55,091	$18,603	$16,399	$90,093
Gross margin	33,432	7,841	4,237	45,510	11,177	5,209	5,050	21,436

Income (loss) from operations	4,902	(129)	(166)	4,607	(14,182)	(1,289)	1,345	(14,126)
Acquisition-related expenses	286	—	—	286	253	54	61	368
Amortization of intangibles (1)	6,604	—	542	7,146	8,763	—	620	9,383
Adjusted income (loss) from operations	$11,792	$(129)	$376	$12,039	$(5,166)	$(1,235)	$2,026	$(4,375)

Exhibit 99.1

	Three Months Ended April 30, 2023				Three Months Ended April 30, 2022
	UMS	LMS	MW	Total	UMS	LMS	MW	Total
Revenue	$122,172	$42,497	$21,372	$186,041	$90,757	$20,217	$21,648	$132,622
Gross margin	49,111	14,513	4,776	68,400	33,944	7,065	7,613	48,622

(Loss) income from operations	(171,933)	7,230	(979)	(165,682)	11,461	(1,414)	2,966	13,013
Goodwill impairment (2)	190,166	—	—	190,166	—	—	—	—
Acquisition-related expenses	196	—	—	196	333	—	36	369
Amortization of intangibles (1)	6,925	—	544	7,469	7,267	—	637	7,904
Adjusted income (loss) from operations	$25,354	$7,230	$(435)	$32,149	$19,061	$(1,414)	$3,639	$21,286

	Year Ended April 30, 2023				Year Ended April 30, 2022
	UMS	LMS	MW	Total	UMS	LMS	MW	Total
Revenue	$343,910	$120,624	$76,002	$540,536	$300,743	$76,415	$68,574	$445,732
Gross margin	111,950	42,736	18,828	173,514	97,467	24,486	19,283	141,236

(Loss) income from continuing operations	(188,076)	8,074	1,339	(178,663)	(9,025)	(3,120)	2,258	(9,887)
Goodwill impairment (2)	190,166	—	—	190,166	—	—	—	—
Acquisition-related expenses	1,354	—	31	1,385	3,562	297	995	4,854
Amortization of intangibles (1)	27,124	—	2,294	29,418	34,166	—	2,541	36,707
Adjusted income (loss) from operations	$30,568	$8,074	$3,664	$42,306	$28,703	$(2,823)	$5,794	$31,674

(1)	Amortization of intangibles includes amortization of acquired intangible assets and other purchase accounting adjustments.
(2)	Goodwill impairment includes impairment of goodwill and accelerated amortization.

Statement Regarding Non-GAAP Measures

The non-GAAP measures set forth above should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies. Management believes that these measures provide useful information to investors by offering additional ways of viewing our results that, when reconciled to the corresponding GAAP measures, help our investors to understand the long-term profitability trends of our business and compare our profitability to prior and future periods and to our peers. In addition, management uses these non-GAAP measures to evaluate our operating and financial performance.

Exhibit 99.1

Non-GAAP Adjusted Operating Income

Adjusted operating income is defined as operating income before intangible amortization, amortization of non-cash purchase accounting adjustments, and acquisition related expenses.